Capital Management	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Capital Management
39.	CAPITAL MANAGEMENT
The primary objective of managing the Group’s capital is to ensure that there is sufficient capital available to support the funding requirements of the Group, including capital expenditure, in a way that:

•	optimises the cost of capital

•	maximises shareholders’ returns, and

•	ensures that the group remains in a sound financial position.
There were no changes to the Group’s overall capital management approach during the current year.
The Group manages and makes adjustments to the capital structure as and when borrowings mature or as and when funding is required. This may take the form of raising equity, market or bank debt or hybrids thereof. Opportunities in the market are also monitored closely to ensure that the most efficient funding solutions are implemented.
The Group monitors capital using the ratio of net debt to adjusted EBITDA. Adjusted EBITDA is defined as profit or loss for the year adjusted for interest, taxation, amortisation and depreciation and certain other costs. For external borrowings, the definition of adjusted EBITDA is as defined in the US$1,200 million term loan and revolving credit facilities agreement. Net debt is defined as total borrowing plus lease liabilities less cash and cash equivalents. The Group’s long-term target is a ratio of net debt to adjusted EBITDA of one times or lower. The bank covenants on external borrowings entered into after 1 January 2019 require a net debt to adjusted EBITDA ratio of 3.5 or below and the ratio is measured based on amounts in United States dollar.

		2020	2019
	Notes	US$ million	US$ million
Total borrowings	24	1,526.9	1,845.8
Add: Lease liability		429.0	332.9
Less: Cash and cash equivalents	21	886.8	515.0

Net debt		1,069.1	1,663.7
Adjusted EBITDA		1,910.2	1,290.2
Net debt to adjusted EBITDA ratio		0.56	1.29

Reconciliation of profit for the year to adjusted EBITDA:
Profit for the year		745.4	174.7
Mining and income taxation		432.5	175.6
Royalties		105.0	73.7
Finance expense		126.7	102.2
Investment income		(8.7)	(7.3)
Loss on financial instruments		238.9	238.0
Foreign exchange (gain)/loss		(8.6)	5.2
Amortisation and depreciation	2	661.3	610.0
Share-based payments		14.5	20.5
Long-term incentive plan		51.3	9.1
Restructuring costs		2.0	0.6
Silicosis settlement costs		0.3	(1.6)
Impairment, net of reversal of impairment of investments and assets		(50.6)	9.8
Loss/(profit) on disposal of assets		0.2	(1.2)
Share of results of equity accounted investees, net of taxation		2.6	(3.1)
Rehabilitation expense	8	1.5	13.4
Realised loss on derivative contracts		(416.6)	(132.1)
Tarkwa expected credit loss		29.0	—
Salares VAT		(23.9)	—
Other		7.4	2.7

Adjusted EBITDA		1,910.2	1,290.2